Exhibit 10.2

THIRD AMENDMENT TO AMENDED AND RESTATED

REVOLVING CREDIT LOAN AGREEMENT

GREENWOOD FINANCIAL, INC.,

A DELAWARE CORPORATION,

AND CERTAIN AFFILIATES

Borrowers

ORLEANS HOMEBUILDERS, INC.,

A DELAWARE CORPORATION

Guarantor

WACHOVIA BANK, NATIONAL ASSOCIATION

Administrative Agent

WACHOVIA CAPITAL MARKETS, LLC

Lead Arranger

BANK OF AMERICA, N.A.

Syndication Agent

SOVEREIGN BANK

Documentation Agent

MANUFACTURERS AND TRADERS TRUST COMPANY

Documentation Agent

NATIONAL CITY BANK

Documentation Agent

WACHOVIA BANK, NATIONAL ASSOCIATION

FIRSTRUST BANK

GUARANTY BANK

U.S. BANK NATIONAL ASSOCIATION

CITIZENS BANK OF PENNSYLVANIA

COMMERCE BANK, N.A.

SUNTRUST BANK

REGIONS BANK

FRANKLIN BANK, SSB

COMERICA BANK

COMPASS BANK, an Alabama Banking Corporation

JPMORGAN CHASE BANK, N.A.

LASALLE BANK NATIONAL ASSOCIATION

DEUTSCHE BANK TRUST COMPANY AMERICAS

Lenders

Executed: May 8, 2007

THIRD AMENDMENT TO AMENDED AND RESTATED
REVOLVING CREDIT LOAN AGREEMENT

This Third Amendment to Amended and Restated Revolving Credit Loan Agreement (this “Amendment”), executed as of the 8th day of May, 2007 (the “Execution Date”), but effective as of March 31, 2007 (the “Effective Date”), by and among GREENWOOD FINANCIAL, INC., a Delaware corporation (“Master Borrower”), each of the other entities identified on Schedule 1.1A that is attached hereto as “Borrowers,” ORLEANS HOMEBUILDERS, INC., as Delaware corporation as guarantor (“Guarantor”), the Lenders who are a party hereto, and WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent for the Lenders (“Agent”).

BACKGROUND

A.                                  Master Borrower, Agent, the Lenders, Guarantor and the Borrowers are parties to an Amended and Restated Revolving Credit Loan Agreement dated as of January 24, 2006, and amended by a First Amendment to Amended and Restated Revolving Credit Loan Agreement dated as of November 1, 2006 and a Second Amendment to Amended and Restated Revolving Credit Loan Agreement executed as of February 7, 2007 (as so amended, the “Agreement”).  All capitalized terms used but not specifically defined herein have the meanings defined in the Agreement.

B.                                    The parties hereto desire to modify and amend the Agreement in the manner set forth in this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.                                      Effect of this Amendment.  This Amendment shall become effective (but as of the Effective Date) only upon the execution of this Amendment by the Borrowers, Guarantor, Agent and Requisite Lenders.

2.                                      Definition of Swap Contract.  The definition of “Swap Contract” set forth in Section 1.1 of the Agreement is hereby deleted and the following is inserted in its place:

“Swap Contract” means any “swap agreement” (as that term is defined in 11 U.S.C. § 101, as heretofore or hereafter amended), including, without limitation, an interest rate exchange, collar, cap, adjustable strike cap, adjustable strike corridor or similar agreement entered into by any Borrower or Guarantor with any individual Lender in order to provide protection to, or minimize the impact upon, any Borrower and/or the Guarantor of increasing floating rates of interest applicable to some or all of the Loans.

3.             Borrowing Base Availability.  Notwithstanding anything to the contrary contained in Section 3.3.2.4 of the Loan Agreement, the maximum Borrowing Base Availability attributable to Asset Class (ii), including models, determined on the basis of any Borrowing Base Certificate that is provided in accordance with Section 3.4 and (a) is dated as of a date that is on or after March 31, 2007 and (b) is dated as of a date that is on or before August 31, 2007 shall not exceed the lesser of (a) $105,000,000 or (b) 45% of the aggregate Borrowing Base Availability attributable to Asset Classes (i) and (ii) as shown on such Borrowing Base Certificate.  The maximum Borrowing Base Availability attributable to Asset Class (ii), including models, determined on the basis of any Borrowing Base Certificate that is dated as of a date that is after August 31, 2007, shall not exceed 30% of the aggregate Borrowing Base Availability attributable to Asset Classes (i) and (ii) as shown on such Borrowing Base Certificate.  Lenders acknowledge and agree that Borrowers may, within five Business Days after the Effective Date, pursuant to Section 3.4 of the Agreement, submit to Agent an amended and restated Borrowing Base Certificate dated as of March 31, 2007 providing information as of that date and reflecting the terms conditions and provisions of the Agreement (including without limitation this Amendment) and that the Borrowing Base Availability as of March 31, 2007 shall be determined on the basis of any such amended and restated Borrowing Base Certificate and otherwise in accordance with the Agreement and this Amendment.

4.                                      Debt Service Coverage Ratio.  Section 8.1.2 of the Agreement is hereby deleted, as of the Effective Date, and the following is inserted in its place:

8.1.2                       As of the last day of each of the following Fiscal Quarters, for the Relevant Accounting Period then ended, the ratio of (i) the sum of (a) Guarantor’s Adjusted EBITDA plus (b) non-cash charges and expenses (including, but not limited to, inventory impairment, abandoned project charges and stock option expense) plus (c) extraordinary losses plus (d) net income from Joint Ventures up to the amount of cash actually distributed to Guarantor minus (e) non-cash credits minus (f) extraordinary gains to (ii) Debt Service shall be greater than or equal to the following applicable ratios:

Fiscal Quarters Ended	Minimum Required Ratio-
March 31, 2007	1.30:1
June 30, 2007	0.50:1
September 30, 2007	1.50:1
December 31, 2007	1.50:1
March 31, 2008	1.65:1
June 30, 2008	1.80:1
September 30, 2008	1.80:1
If the Maturity Date is postponed pursuant to Section 2.13:
December 31, 2008	1.80:1
Last day of each subsequent Fiscal Quarter	2.25:1

5.                                      Net Worth. Section 8.2 of the Loan Agreement is hereby deleted, as of the Effective Date, and the following is inserted in its place:

8.2           Consolidated Tangible Net Worth.  Guarantor shall maintain a minimum Consolidated Tangible Net Worth that (i) on March 31, 2007, is at least $205,000,000 and (ii) at all times after March 31, 2007, is equal to an amount that is not less than the sum of (a) $205,000,000, plus (b) an amount equal to fifty percent (50%) of the positive net income of Guarantor earned during each Fiscal Quarter that ends after March 31, 2007 plus (c) all of the net proceeds of equity securities issued by Guarantor or any of its subsidiaries after March 31, 2007.

6.                                      Land.  Section 8.5.1 of the Agreement is hereby deleted, as of the Effective Date, and the following is inserted in its place:

8.5.1        On the last day of each Fiscal Quarter that ends on or after March 31, 2007, (i) the aggregate book value of all Approved Land and Raw Land owned by Borrowers, Guarantor or any subsidiary of a Borrower or Guarantor shall not exceed thirty percent (30%) of Guarantor’s Consolidated Adjusted Tangible Net Worth and (ii) the ratio of (a) the book value of all Land owned by Borrowers, Guarantor or any subsidiary of a Borrower or Guarantor which is not subject to a Qualifying Agreement of Sale and on which no Unit has been constructed or is being constructed to (b) Guarantor’s Consolidated Adjusted Tangible Net Worth shall not exceed the following applicable ratio:

Fiscal Quarter Ending	Applicable Ratio
March 31, 2007	2.10:1
June 30, 2007	2.10:1
September 30, 2007	1.65:1
December 31, 2007	1.65:1
March 31, 2008 and thereafter	1.50:1

7.                                       Facility Amendment Consideration.  Upon the effectiveness of this Amendment, Borrowers shall pay to Agent, for the account of each of those Lenders who has executed this Amendment, a facility amendment fee as set forth in the Fee Letter dated May 7, 2007 from Agent to Guarantor.  Such facility amendment fee, once paid, shall not be refundable to Borrowers in any amount or for any reason.

8.                                       No Defense.  Each of the Borrowers and Guarantor hereby (i) ratifies and affirms their respective obligations and liabilities under the Loan Documents to which they are a party and (ii) represents to, and agrees with, Agent and Lenders that on the Effective Date it has no defense, set-off or counterclaim to or against any of such liabilities or obligations.

9.                                       Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement.

10.                                 Entire Agreement.  The Agreement (as amended by this Amendment) and the other Loan Documents contain the entire agreement and understanding among Borrowers, Guarantor, Lenders and Agent regarding the Facility.  All prior negotiations and discussions between or among any of the parties hereto regarding the Facility and the terms and conditions thereof are superseded by the Agreement (as amended by this Amendment) and the other Loan Documents.

[Signatures on the following page]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal the day and year set forth above.

Master Borrower:	Greenwood Financial, Inc., a Delaware corporation

	By:	Lawrence J. Dugan
Lawrence J. Dugan
Vice President

Corporate Borrowers:		Masterpiece Homes, Inc.
OHB Homes, Inc.
Orleans Corporation
Orleans Corporation of New Jersey
Orleans Construction Corp.
Parker & Lancaster Corporation
Parker & Orleans Homebuilders, Inc.
Sharp Road Farms, Inc.

	By:	Lawrence J. Dugan
Lawrence J. Dugan
Vice President

[Borrowers’ signatures continued on the following page]

Limited Liability Company
Borrowers:
Meadows at Hyde Park, LLC
OPCNC, LLC
Orleans at Bordentown, LLC
Orleans at Cooks Bridge, LLC
Orleans at Covington Manor, LLC
Orleans at Crofton Chase, LLC
Orleans at East Greenwich, LLC
Orleans at Elk Township, LLC
Orleans at Evesham, LLC
Orleans at Hamilton, LLC
Orleans at Harrison, LLC
Orleans at Hidden Creek, LLC
Orleans at Jennings Mill, LLC
Orleans at Lambertville, LLC
Orleans at Lyons Gate, LLC
Orleans at Mansfield, LLC
Orleans at Maple Glen, LLC
Orleans at Meadow Glen, LLC
Orleans at Millstone, LLC
Orleans at Millstone River Preserve, LLC
Orleans at Moorestown, LLC
Orleans at Tabernacle, LLC
Orleans at Upper Freehold, LLC
Orleans at Wallkill, LLC (f/k/a Kabro of Middletown, LLC)
Orleans at Westampton Woods, LLC
Orleans at Woolwich, LLC
Orleans Arizona Realty, LLC (f/k/a Orleans at King Ranch, LLC)
Orleans DK, LLC
Parker Lancaster, Tidewater, LLC
Wheatley Meadows Associates, LLC

	By:	LAWRENCE J. DUGAN
Lawrence J. Dugan
Vice President

[Borrowers’ signatures continued on the following page]

Limited Partnership
Borrowers:
Brookshire Estates, L.P.(f/k/a Orleans at Brookshire Estates, L.P.)
Orleans at Aston, LP
Orleans at Falls, LP
Orleans at Limerick, LP
Orleans at Lower Salford, LP
Orleans at Thornbury, LP
Orleans at Upper Saucon, L.P.
Orleans at Upper Uwchlan, LP
Orleans at West Bradford, LP
Orleans at West Vincent, LP
Orleans at Windsor Square, LP
Orleans at Wrightstown, LP
Stock Grange, LP
	By:	OHI PA GP, LLC, sole General Partner

		By:	LAWRENCE J. DUGAN
Lawrence J. Dugan
Vice President

Orleans RHIL, LP
Realen Homes, L.P.
	By:	RHGP, LLC, sole General Partner
		By:	Orleans Homebuilders, Inc.,
Authorized Member

			By:	GARRY HERDLER
Garry Herdler
Chief Financial Officer

Guarantor:	Orleans Homebuilders, Inc., a Delaware corporation

	By:	GARRY HERDLER
Garry Herdler
Chief Financial Officer

[Lenders’ signatures on the following pages]

Agent:	Wachovia Bank, National Association

	By:	JEFFREY D. WALLACE
Jeffrey D. Wallace
Senior Vice President

LENDER SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF MAY 8, 2007:

WACHOVIA BANK,
NATIONAL ASSOCIATION

By:	JEFFREY D. WALLACE
Jeffrey D. Wallace, Senior Vice President

LENDER SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF MAY 8, 2007:

BANK OF AMERICA, N.A.

By:	Sean Finnegan
Name: Sean Finnegan
Title: Senior Vice President

LENDER SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF MAY 8, 2007:

SOVEREIGN BANK

By:	Ernest J. Kociban
Name: Ernest J. Kociban
Title: Senior Vice President

LENDER SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF MAY 8, 2007:

MANUFACTURERS AND TRADERS TRUST COMPANY

By:	Bernard T. Shields
Name: Bernard T. Shields
Title: Vice President

LENDER SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF MAY 8, 2007:

NATIONAL CITY BANK

By:	Brian Gallagher
Name: Brian Gallagher
Title: Vice President

LENDER SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF MAY 8, 2007:

FIRSTRUST BANK

By:	Gary S. Kinn
Name: Gary S. Kinn
Title: Vice President

LENDER SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF MAY 8, 2007:

GUARANTY BANK

By:	Linda Garcia
Name: Linda Garcia
Title: Senior Vice President

LENDER SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF MAY ____, 2007:

U.S. BANK NATIONAL ASSOCIATION

By:
Name:
Title:

LENDER SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF MAY 8, 2007:

CITIZENS BANK OF PENNSYLVANIA

By:	Michael J. DiSanto
Name: Michael J. DiSanto
Title: Senior Vice President

LENDER SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF MAY 8, 2007:

COMMERCE BANK, N.A.

By:	Joseph L. Rago
Name: Joseph L. Rago
Title: Vice President

LENDER SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF MAY ____, 2007:

SUNTRUST BANK

By:
Name:
Title:

LENDER SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF MAY 8, 2007:

REGIONS BANK, successor by merger to
Amsouth Bank

By:	Ronny Hudspeth
Name: Ronny Hudspeth
Title: Senior Vice President

LENDER SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF MAY ___, 2007:

FRANKLIN BANK, SSB

By:
Name:
Title:

LENDER SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF MAY 8, 2007:

COMERICA BANK

By:	Adam Sheets
Name: Adam Sheets
Title: Account Officer

LENDER SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF MAY 8, 2007:

COMPASS BANK, an Alabama Banking Corporation

By:	Johana Duke Paley
Name: Johana Duke Paley
Title: Senior Vice President

LENDER SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF MAY ____, 2007:

JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

LENDER SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED AND ESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF MAY 8, 2007:

LaSALLE BANK, N.A.

By:	Natalie Savitski
Name: Natalie Savitski
Title: Vice President

LENDER SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF MAY 8, 2007:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	David J. Bell
Name: David J. Bell
Title: Managing Director

By:	Robert M. Wood, Jr.
Name: Robert M. Wood, Jr.
Title: Director

Schedule 1.1A  —  Schedule of Borrowers

Master:	Greenwood Financial, Inc.

Corporate:
Masterpiece Homes, Inc.
OHB Homes, Inc.
Orleans Corporation
Orleans Corporation of New Jersey
Orleans Construction Corp.
Parker & Lancaster Corporation
Parker & Orleans Homebuilders, Inc.
Sharp Road Farms, Inc.

Limited Liability Companies:
Meadows at Hyde Park, LLC
OPCNC, LLC
Orleans at Bordentown, LLC
Orleans at Cooks Bridge, LLC
Orleans at Covington Manor, LLC
Orleans at Crofton Chase, LLC
Orleans at East Greenwich, LLC
Orleans at Elk Township, LLC
Orleans at Evesham, LLC
Orleans at Hamilton, LLC
Orleans at Harrison, LLC
Orleans at Hidden Creek, LLC
Orleans at Jennings Mill, LLC
Orleans at Lambertville, LLC
Orleans at Lyons Gate, LLC
Orleans at Mansfield, LLC
Orleans at Maple Glen, LLC
Orleans at Meadow Glen, LLC
Orleans at Millstone, LLC
Orleans at Millstone River Preserve, LLC
Orleans at Moorestown, LLC
Orleans at Tabernacle, LLC
Orleans at Upper Freehold, LLC
Orleans at Wallkill, LLC (f/k/a Kabro of Middletown, LLC)

(Schedule of Borrowers continued on the following page)

Orleans at Westampton Woods, LLC
Orleans at Woolwich, LLC
Orleans Arizona Realty, LLC (f/k/a Orleans at King Ranch, LLC)
Orleans DK, LLC
Parker Lancaster, Tidewater, LLC
Wheatley Meadows Associates, LLC

Limited Partnerships:
Brookshire Estates, L.P.(f/k/a Orleans at Brookshire Estates, L.P.)
Orleans at Aston, LP
Orleans at Falls, LP
Orleans at Limerick, LP
Orleans at Lower Salford, LP
Orleans RHIL, LP
Orleans at Thornbury, LP
Orleans at Upper Saucon, L.P.
Orleans at Upper Uwchlan, LP
Orleans at West Bradford, LP
Orleans at West Vincent, LP
Orleans at Windsor Square, LP
Orleans at Wrightstown, LP
Realen Homes, L.P.
Stock Grange, LP